Confidential

North American Fleet, Lease & Remarketing Operations	16800 Executive Plaza Dr. Regent Court Bldg., 6N-1A Dearborn, MI 48126
September 15, 2014

To: Mike Schmidt, Senior Vice President – Fleet Services
Avis Budget Car Rental, LLC

Subject: Avis Budget Car Rental 2015 Model Year Program Letter

This Avis Budget Car Rental, LLC 2015 Model Year Program Letter (the "Program Letter") will confirm the agreement reached between Avis Budget Car Rental, LLC ("ABCR"), its affiliates and all entities it controls and Ford Motor Company ("Ford"), (the "Parties"), regarding purchases by ABCR of Ford vehicles, which include any new and unused passenger cars, vans or trucks bearing the marks "Ford" or "Lincoln" as from time to time are offered for sale by Ford in the United States to Ford Dealers ("Ford Vehicles") for the 2015 Program Year. "Program Year" ("PY") is defined and outlined on Attachment VII “Volume Adjustments” and runs through June 30, 2015. The 2015 PY is comprised of 2014, 2015 and 2016 model year vehicles, beginning with the 2014 model year Mustang Coupe on March 12, 2014. The PY includes all Ford Vehicles purchased by ABCR during the dates specified on Attachment VII “Volume Adjustments” unless both parties mutually agree to conclude the PY sooner. Exceptions to the PY are summarized in Attachment VII "Volume Adjustments" attached hereto and incorporated herein. The Parties agree that each month during the PY, ABCR shall prepare and submit to Ford during the 3rd week of the month, an updated requested production plan by week and by month, outlining production for the entire PY.

Other than those items specifically identified in this Program Letter, all terms and conditions announced in related communications from Ford to ABCR, Ford's 2015 Model Daily Rental Repurchase Program and Ford's 2015 Model Daily Rental Long Term Risk Program, (the "Program Communications") control. Terms used in this letter that are defined in such Program Communications shall have the meaning set forth in the Program Communications unless a contrary definition is provided in this Program Letter in which case the definition in this Program Letter shall prevail. “Ford Dealer” is defined as an independent entity in the United States authorized by Ford to sell new Ford Vehicles under one or more dealer sales and service agreements.

The Parties hereto acknowledge and agree that this Program Letter, and the Program Communications relating to the acquisition by ABCR or its affiliates from Ford, and the repurchase by Ford, of Ford Vehicles, shall constitute a single contract among the Parties for all purposes, including in the event of a bankruptcy filing by any of the Parties.

This Program Letter and all of the enhancements apply to the 2015 Program Year as defined herein. The terms and conditions contained in this Program letter are offered to meet competitive offers and promote the selection of Ford and Lincoln products. This Program Letter contains the entire agreement between Ford and ABCR with respect to the subject matter hereof and supersedes any prior agreements and understanding, written or oral. This Program Letter may only be changed by writing signed and delivered by the duly authorized representatives of ABCR and Ford.

Like Kind Exchange Notification
Ford is hereby notified that (ABCR) and its subsidiaries, AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC (“Avis”) and Budget Rent A Car System, Inc. (“Budget”), have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under Section 1031 of the Internal Revenue Code of 1986, as amended. As such, ABCR, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with Ford for the purchase of replacement Vehicles and/or the repurchase of relinquished Vehicles. This notification will apply to all future purchases of replacement Vehicles and/or the repurchases of relinquished Vehicles unless specifically excluded in writing.

Confidential         Page 2 of 6
15 ABCR / Ford Program

Purchase Volume
During the 2015 Program Year, ABCR agrees to purchase for use in or in support of operations at ABCR locations a Minimum Annual Volume of [*REDACTED*] Ford Vehicles from the Ford Dealers of their choice in the United States ("Minimum Annual Volume") in the mix outlined on Attachment I “Program Volume” attached hereto and incorporated herein. ABCR agrees to order for production [*REDACTED*] of the [*REDACTED*] Ford Vehicles for production prior to December 15, 2014. In recognition of this volume commitment, Ford agrees to provide ABCR with enhancements to the announced risk, repurchase and GAV programs as set forth herein.

In consideration of the obligations undertaken by ABCR, Ford shall cooperate with Ford Dealers with whom ABCR negotiates the purchase of Ford Vehicles (consistent with the sales and service agreements between Ford and Ford Dealers) to make reasonable allocations of Ford Vehicles available for resale to ABCR. ABCR understands and agrees that production loss attributable to (a) shortage or curtailment of material, labor, transportation, or utility service; (b) any labor or production difficulty; (c) any governmental action; and/or (d) any cause beyond the reasonable control of Ford may affect vehicle volumes and may result in lower volume deliveries and/or delays in deliveries. In any such event(s), Ford shall notify ABCR in a timely fashion and, if applicable, shall provide ABCR with an estimate as to the times(s) of any delays in such deliveries.

Ford will use commercially reasonable efforts to achieve the mix outlined in Attachment Attachment I “Program Volume” attached hereto and incorporated herein, and ABCR recognizes that the mix could change and that any such changes to the mix shall be changes determined necessary by Ford to accommodate changes to the Ford Vehicle production plans. ABCR acknowledges and agrees that it is possible that future demand for Ford Vehicles for retail sales in the United States could be at levels that may limit the allocation of such Vehicles available to fleet buyers such as ABCR. In the event Ford is unable to deliver the Minimum Annual Volume and to the extent such shortfall/delay is not due to causes beyond Ford's reasonable control as set forth above, Ford agrees to work with ABCR to find a commercially reasonable solution.

Risk Program
ABCR agrees that of the [*REDACTED*] Ford Vehicles it purchases during the 2015 Acquisition Year, [*REDACTED*] shall be purchased as Ford Risk Vehicles, as outlined on Attachment I “Program Volume”. Vehicle mix and incentives are outlined on Attachment I “Program Volume” and on Attachment II "Risk Incentives” attached hereto and incorporated herein. Both Parties agree the 2015 MY and 2016 MY planned Risk volumes are subject to incentive agreement. If the Parties are unable to agree on incentives, the vehicles will become subject to the GAV Program.

All Risk Vehicles must be ordered with Fleet Identification Number ("FIN") and option code 56K. Risk Vehicle incentive payments will be made monthly through the automated competitive allowance payment system. All Risk Vehicles [*REDACTED*] with the exception of any equipment changes or reconfigurations that affect the price.

The 2015 MY Risk Fiesta, Fusion, Taurus, Explorer, MKC, and Super Duty vehicles ordered prior to July 1, 2014 will be paid agreed upon incentives through the 2014 PY automated competitive allowance payment system (this system uses a June 30 cutoff date for vehicles designated as early introduction vehicles). Vehicles ordered prior to July 1, 2014 that are part of the 15 PY, are set forth on Attachment VII "Volume Adjustments" attached hereto and incorporated herein.

Guaranteed Auction Value ("GAV") Program Description
Ford and ABCR agree that the terms and conditions of the GAV Program shall be the same as the terms and conditions set forth in the 2015 Model Daily Rental Repurchase Program as amended by this Program Letter, except as follows:

a.    All references to "Repurchase" or "Repurchase Program" shall be deleted and replaced by "Guaranteed Auction Value," "GAV" or "Guaranteed Auction Value Program." The terms "Guaranteed Auction Value" and "GAV" shall have the same meaning and shall be used interchangeably.

Confidential         Page 3 of 6
15 ABCR / Ford Program

b.    The GAV shall be equal to the Repurchase Settlement Amount as defined in the Repurchase Programs and will be paid to ABCR in two separate transactions: (1) the first payment will consist of Net Auction Proceeds and be paid by the Ford Sponsored Auction to ABCR as directed by ABCR; and (2) the second payment will consist of a GAV Supplement Amount ("GAVSA") to be paid by Ford on the Wednesday of the week following the sale of vehicles at the Ford Sponsored Auction. The GAVSA shall be determined by calculating the GAV, deducting net auction proceeds and adding the interest reimbursement amount set forth below.

c.    To reimburse ABCR for [*REDACTED*] held for sale at Ford Sponsored Auctions more than [*REDACTED*] from Acceptance Date, [*REDACTED*] will be included in the GAVSA as follows:

•	[*REDACTED*] Days [*REDACTED*]

•	[*REDACTED*] Days [*REDACTED*]

•	[*REDACTED*] Days [*REDACTED*]

d.Title to GAV vehicles will remain in the name of ABCR until the auction sale date at which time ABCR will transfer title, or cause title to be transferred, to the purchasing dealer.

e.On the [*REDACTED*] day after the Acceptance Date, vehicles not sold at a Ford Sponsored Auction will be repurchased by Ford and Ford will pay ABCR the Repurchase Settlement Amount set forth in the applicable Ford Repurchase Program for such model year. In addition to the Repurchase Settlement Amount, Ford will also [*REDACTED*] set forth herein.

f.Notwithstanding anything to the contrary in the Program Communications, as of the date of this Program Letter, Ford shall be under no obligation to repurchase vehicles except as set forth herein.

g.Except as specifically amended herein, all other terms and conditions in the 2015 Model Daily Rental Repurchase Program remain in effect.

GAV Program
ABCR agrees that of the [*REDACTED*] Ford Vehicles it purchases during the 2015 Program Year, [*REDACTED*] shall be subject to the Ford GAV Program, as outlined on Attachment I “Program Volume” attached hereto and incorporated herein.

As part of the ABCR GAV Program, Ford agrees to enhance the 2015 Model Repurchase Program with the following items described below. The ABCR Guaranteed Auction Value Program details are outlined on Attachment IV "GAV Program Detail” and Attachment V "GAV Depreciation Rates" attached hereto and incorporated herein.

•	[*REDACTED*]

•	ABCR GAV volume will be ordered as 100% Days-In-Service Program 56Z (less any Hawaii Vehicles 56G).

•
[*REDACTED*] 2014 MY GAV vehicles ordered as part of the 2015 Program have defined depreciation rates, Non Return Allowance, and payments that vary from 2015 models. These terms are outlined on Attachment V "GAV Depreciation Rates / Additional RIPS” attached hereto and incorporated herein. Non-Return Allowances are set forth on Attachment VI “Non-Return Allowances” attached hereto and incorporated herein.

[*REDACTED*] Agreement
ABCR agrees that so long as it purchases Ford Vehicles that are subject to Ford's GAV Program and/or Ford's Repurchase Program, at Ford's request, ABCR will enter into [*REDACTED*] Agreement in which [*REDACTED*]. Each such agreement will provide that the parties will [*REDACTED*].

Confidential         Page 4 of 6
15 ABCR / Ford Program

Days-In Service Program – Order Code 56Z (Overall Description)

•
The 2015 Days-In-Service Program details are outlined on Attachment IV "GAV Program Detail" attached hereto and incorporated herein. Rates are outlined on Attachment V "GAV Depreciation Rates". As detailed in the 2015 Model Daily Rental Repurchase Program (page 3), the Ford Mustang continues to be the only Ford Vehicle that has a surcharge applied to the monthly depreciation rate based on the month of vehicle acceptance. Once vehicles are delivered, order code 56Z is not transferable to other programs.

•
As outlined on Attachment V "GAV Depreciation Rates" attached hereto and incorporated herein, [*REDACTED*]. The [*REDACTED*] which can be claimed within [*REDACTED*]. If the [*REDACTED*], the vehicle will be [*REDACTED*] regardless of days-in-service.

[*REDACTED*]

•	[*REDACTED*]

•	[*REDACTED*]

•	[*REDACTED*] are set forth on Attachment VI [*“REDACTED”*] attached hereto and incorporated herein.

•	Any Ford vehicle tendered for sale/repurchase, and rejected for any reason, [*REDACTED*].

•	Vehicles must be ordered as GAV with order code 56 G or 56 Z.

•	[*REDACTED*], VINs must be submitted through Ford's fleet website after January 5, 2016.

•	[*REDACTED*] must be submitted prior to the vehicle exceeding the Maximum-Out-of-Service-Date (MOSD) +180 days.

•	[*REDACTED*] submitted prior to the 15th of the month will [*REDACTED*] at the end of the month; [*REDACTED*] submitted after the 15th of the month will [*REDACTED*] at the end of the next month.

•	[*REDACTED*] that are made in error can be reversed but will be charged [*REDACTED*] per annum interest from the claim date to the repayment date.

Post Acceptance Chargeback

•	If Ford accepts a returned Ford vehicle, the vehicle will not be subject to future chargeback for undetected issues except for oil sludge and title issues.

[*REDACTED*]
ABCR and Ford agree that the Minimum Volume represents a significant percentage of the ABCR vehicle rental fleet and that if [*REDACTED*].

Confidentiality
This Program Agreement, or any part of the contents hereof, and all records, statements and matters relating hereto including information obtained or provided, including information related to Ford’s vehicle cycle plans, future products and related activities, shall be treated as confidential and each of the parties shall take or cause to be taken the same degree of care in preventing disclosure of the Confidential Material as it does with its own confidential trade or business information, including ensuring that any employees, vendors or suppliers that obtain or have access to such Confidential Material also maintain the same level of confidentiality. Further, except as may otherwise be required by law or by subpoena or civil investigative demand, neither party shall provide the Confidential Material, or any part thereof, to any other person or legal entity, including vendors and suppliers, without the prior written consent of the other, which consent shall not be withheld unreasonably. In disclosing the Confidential Material to any person or legal entity, the disclosing party will impose on the receiving party the same degree of confidentially and care that the parties have undertaken in the first sentence of this Section or, in the case of Confidential Material supplied to any person or governmental agency pursuant to subpoena or civil investigative demand, requirement of the Securities and Exchange Commission or similar request, the disclosing party will seek an appropriate protective order or confidential treatment, and will use its best efforts to assure that the receiving party or entity returns all copies of all the Confidential Material that shall have been furnished to it, promptly after the receiving party or entity shall have completed its required analysis or review of such Confidential Material.

Illegality of Agreement
If any provision of this Program Agreement is rendered invalid, illegal or unenforceable by enactment of a statute or a final decision by a court or governmental agency of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired.

Confidential         Page 5 of 6
15 ABCR / Ford Program

Michigan Law
This Program Agreement shall in all respects be governed by and be construed in accordance with the laws of the State of Michigan without giving effect to the principles of conflicts of laws thereof. Any litigation regarding this Program Agreement shall be brought only in the United States District Court in Detroit, Michigan. The parties irrevocably and unconditionally waive any objection to the laying of venue of any such litigation in that Court, and agree not to plead or claim that such litigation has been brought in an inconvenient forum. Neither party shall be liable for any special, incidental, consequential or punitive damages caused by or arising out of any performance or non-performance of this Agreement.

Failure to Perform due to Strike, etc Excused
Other than as to payment obligations, if the failure of either party to fulfill its obligations within the time periods set forth in this Agreement, arise because of circumstances such as acts of God, acts of government, floods, fires, explosions, accidents, strikes or other labor disturbances, wars, civil insurrection, sabotage, nuclear or environmental disaster or other similar circumstances wholly outside the control of the defaulting Party (collectively, “Force Majeure Event”), then such failure shall be excused hereunder for the duration of such Force Majeure Event. In the event a Force Majeure Event continues for more than thirty calendar days, or a mutually-recognized significant reduction in air travel occurs, the parties will commence negotiations in an effort to agree on modifications to this Program Agreement permitting both parties to continue without substantial penalty.

Counterparts
This Program Agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

Waivers and Extensions
The parties to this Program Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision will be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision. No waiver or extension of time for performance of any obligations or acts will be deemed a waiver or extension of the time for performance of any other obligations or acts.

Notices
Any notice, consent, approval or other communication required or permitted hereunder shall be in writing, shall be transmitted given by registered or certified United States Mail or by express mail courier service, and shall be deemed given when deposited in the mail, postage prepaid and addressed as follows:

Ford Motor Company, Regent Court Building
16800 Executive Plaza Drive
Dearborn, MI 48126
Attention: Rental Manager, Rental, Lease and Remarketing Operations

Recap of 2015 AY Attachments
Attachment I         Program Volume
Attachment II        Risk Program 2015 MY
Attachment III        Risk Program 2016 MY
Attachment IV        GAV Program Detail
Attachment V        GAV Rates
Attachment VI        [*REDACTED*]
Attachment VII        Volume Adjustments

Confidential         Page 6 of 6
15 ABCR / Ford Program

Please concur by signing below signifying ABCR's acceptance of the 2015 Program Letter. By executing this Annual Program Letter ABCR certifies that Ford's Fleet Program [*REDACTED*].

Sincerely, /s/ Susan Kizoff Susan Kizoff, Rental Manager
Ford Motor Company Concurrence: /s/ Kevin Koswick Kevin Koswick, Director North America Fleet Lease Remarketing Operations	_______ Date
Ford Motor Company Concurrence: /s/ John Felice John Felice, V.P. U.S. Marketing Sales & Service	9/19/14 Date
Agreed: Avis Budget Car Rental, LLC /s/ Mike Schmidt Mike Schmidt, Senior Vice-President – Fleet Services	9/30/14 Date

CONFIDENTIAL    Attachment I

Ford Motor Company / Avis Budget Car Rental

2015 PROGRAM YEAR
PROGRAM VOLUME

	PROGRAM	RISK	TOTAL VOLUME by MY	TOTAL PY VOLUME

Memo:
	Ford	Ford	Ford	Ford	Cum Dec.
	GAV	RISK	Total	Total	Delivery

Fiesta
Focus 14 MY
Focus 15 MY
C-MAX
Fusion 14MY
Fusion 15 MY
Fusion 16 MY April
Fusion Hybrid

Mustang Coupe 14 MY
Mustang Coupe 15 MY
Mustang Conv
Taurus
Edge		[*REDACTED*]
Flex
Escape
Explorer
Explorer 16MY
Expedition 14MY
Expedition 15MY
Connect 14 MY
Connect 15 MY
Fseries (F150-F250)
Transit
MKZ 15MY

MKZ 16MY April
MKS
MKX
MKC
MKT Town Car
MKT
Navigator 14MY
Navigator 15MY
Total
Memo: 14 MY
15 MY
16 MY

CONFIDENTIAL    Attachment II

Ford Motor Company / Avis Budget Car Rental
2015 Program Year / 2015 MY Vehicles

Risk Program

Incentive Components
	Total	Series	Option	Rapid	Total	Off	FIMPS
15 Model Year Vehicles & Minimum Specs	Volume	Code	Code	Series	Incentive	Invoice	Payment

FORD CAR & TRUCK
		P4B		200A
		P4E		200A
201A

		P3F		200A
		P3K		200A

		P5B		300A

		POH	997	200A
		POH	99D	202A
		POK or POD	999	300A
13B
[*REDACTED*]		P8T	66W	200A	[*REDACTED*]
		P8C	66W	400A

		P8E	66W	050A
		P8E	66W	051A
		P8U	66W	200A
		P8F	66W	400A

		K3K		300A
		K4K		300A

		K5D, K6D		300A

		UOG	997	200A
		U9G	999	200A

		U9J	999	300A
201A
			66A	201A
43M

	#	K7F		300A
	#	K8F		300A
439
642

		U1J	59N, 91D	202A

K1H, K1J

[*REDACTED*]			59N		[*REDACTED*]
91D

		W1C		300A
W1E

F2B,X2B,W2B

		L2G/L2J	999	102A
13B

		L9F		201A
43W

		J6J, J8J		102A

J1A, J2A		102A

J5F		100A

J2J, J2H		All
J3J, J3H
43M

CONFIDENTIAL    Attachment III

Ford Motor Company / Avis Budget Car Rental

2015 Program Year / 2016 MY Vehicles

Risk Program

	Planned					Incentive Components
	Total		Series	Option	Rapid	Total	Off	FIMPS
16 Model Year Vehicles & Minimum Specs	Volume		Code	Code	Series	Incentive	Invoice	Payment

FORD CAR & TRUCK

			POH	997	200A
			POH	99D	202A
			POK or POD	999	300A
				13B

		#	K7F		300A
[*REDACTED*]		#	K8F		300A		[*REDACTED*]
				439
				642

			L2G/L2J	999	102A
				13B

CONFIDENTIAL    Attachment IV

Ford Motor Company / Avis Budget Car Rental

2015 Program Year e/
GAV PROGRAM DETAIL

DAYS-IN-SERVICE PROGRAM DETAILS

			[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]

In-Service & Ordering Requirements

²	Months-In-Service

²	Days in Service

²	GAV Order Code			[*REDACTED*]

²	Tier Distribution (max % per Tier per VL)	a/

Base Vehicles
Seasonal / Lincoln Vehicles
Specialty Vehicles

Volume, Depreciation and Vehicle Lines

²	Base Depreciation Rates		See Program Summary / Dep Rates

²	Depreciation Return Surcharge	b/	Mustang Only	Mustang Only	Mustang Only	N/A

²	4th Quarter Production (Cum-Dec)	c/	[*REDACTED*]

Return Restrictions

²	No Acceptance Dates		Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Thursday & Friday, and 12-23-13 thru 1-01-14

²	Max OSD 180 Day Extension		N/A	N/A	$15/day plus deprec.	$15/day plus deprec.

Mileage

²	Transit Wagon / Flex

	²	[*REDACTED*]	d/		[*REDACTED*]

	²	All Other Vehicles

	²	Excess Mileage Penalty

[*REDACTED*]

	²	[*REDACTED*]		Eligible (not to exceed 10% by vehicle line)

	²	[*REDACTED*]		[*REDACTED*]

	²	[*REDACTED*]		Maximum-Out-of-Service-Date (MOSD) + 180 days

Turn In Standards

	²	Shipping Costs		N/A	N/A	N/A	$200

	²	Hawaii		N/A	N/A	N/A	10 days

	²	Deductible		$500

	²	Express Sign-Off		$100

	²	All other Standards and Procedures		As published in the 2015 Program Year Daily Rental Repurchase Program Announcement

- - - -
a/
Seasonal / Lincoln Vehicles: [*REDACTED*] is exceeded vehicle will be paid [*REDACTED*]. For example once [*REDACTED*] have been returned the next vehicle turned in (regardless of age) will be charged a minimum of [*REDACTED*] months depreciation.

b/	Mustang return surcharge applies as outlined in 2015 Model Daily Rental Repurchase Program Depreciation Rates (page 2)
c/	4th quarter production must be prioritized for production no later than December 12, 2014
d/	[*REDACTED*]
e/	[*REDACTED*]

CONFIDENTIAL    Attachment V

Ford Motor Company / Avis Budget Car Rental
2015 Program Year a/ f/
GAV DEPRECIATION RATES

2015 GAV RATES [REDACTED] a/ b/
[*REDACTED*]
	Mthly Depreciation Rates b/	[*REDACTED*]	Volume

Months In Service MIS
Days In Service DIS
Base Vehicles

[REDACTED] by vehicle line DNE
Fiesta
Focus 14 MY Group 1
Focus 14 MY Group 2
Focus
Fusion 14 MY
Fusion 15MY & 16MY
Mustang Coupe	[*REDACTED*]
Escape
Taurus

Seasonal & Lincoln Vehicles
% by tier by vehicle line DNE
Mustang Convertible
Edge
Flex
Explorer 15MY & 16MY
Expedition 14 MY
Expedition

MKZ 15MY & 16MY
MKS
MKX
Navigator 14 MY
Navigator

Specialty Vehicles
% by tier by vehicle line DNE
Mustang Coupe 14 MY
F150 Super Crew

[*REDACTED*]

Long Term Vehicles
% by tier by vehicle line DNE
Hybrid C-Max and Fusion
Connect 14 MY #
Connect #
MKC #

- - - - -
a/ 2015 MY vehicles unless noted to include 14MY or 16MY
b/ GAV vehicles are price protected to the level in effect at the date of order receipt
c/ 2014 MY vehicles are part of the 2015 Program refer to order receipt dates on Att VII
d/ [*REDACTED*]
e/ [*REDACTED*] Mustangs will have [*REDACTED*]

CONFIDENTIAL    Attachment VI

Ford Motor Company / Avis Budget Car Rental
2015 Program Year

[*REDACTED*]

Eligible Vehicles c/		[*REDACTED*]
		Spec A	Model	Spec B	Model

Fiesta
Focus 2014 MY
Focus
C-Max Hybrid
Fusion 2014 MY
Fusion
Fusion Hybrid
Mustang Coupe 2014 MY
Mustang Coupe and Convertible
Taurus
Edge			[*REDACTED*]
Flex
Escape
Explorer
Expedition & Expedition EL 2014 MY
Expedition & Expedition EL
Connect 2014 MY	b/d/
Connect
F-Series
Transit -- Wagon

LINCOLNS
MKZ
MKS
MKX
MKC
MKT & MKT Town Car

Navigator & Navigator L 2014 MY
Navigator & Navigator L

a/	Vehicle must be an eligible GAV vehicle for [*REDACTED*]. If payment is made the vehicle is ineligible for future GAV return.
b/	MOSD for claiming [*REDACTED*]: MOSD + 180 Days
[*REDACTED*] of any one vehicle line repurchase volume (Connect exception)

c/	[*REDACTED*] apply to 2015 MY in the 15 PY; unless noted

d/	Connect 2014 MY does not have [*REDACTED*]

CONFIDENTIAL    2015 Program Year    Attachment VII
Avis Budget Car Rental / Ford Motor Company
VOLUME ADJUSTMENTS

		A/		B/	ADJUSTMENTS

		Start Date	#'s not in		1	2	3	4	5	6	7	TOTAL	Program
FULL PROGRAM YEAR		Corporate*	weekly rpt	Base								VOLUME	End Date

FIESTA

FOCUS 14MY	C/
FOCUS 14MY	C/
FOCUS 15MY

C-MAX

FUSION 14MY
FUSION 15MY
FUSION 16MY

MUSTANG COUPE 14MY	C/
MUSTANG COUPE 15MY

MUSTANG CONV

TAURUS		[*REDACTED*]	[*REDACTED*]	[*REDACTED*]								[*REDACTED*]	[*REDACTED*]

Edge

Flex

Escape

Explorer
Explorer 16MY

Expedition 14MY	C/
Expedition 15MY

Connect 14 MY	C/
Connect 15 MY

Fseries (F150-F250)

Transit

MKZ 15MY
MKZ 16MY April

MKS

MKX

MKC

MKT Town Car

MKT

Navigator 14MY	C/
Navigator 15MY

Grand Total		[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]

NOTES:
A/ All 2015 MY vehicles can use a start date of 3/19/14 (MKC is the only vehicle line that was ordered in the 2014 Program)
B/ Volume to add to Ford Weekly reports to equal full Program Year orders (ordered prior to 7/1/14)
C/ 2014 MY vehicles included in this Program are [*REDACTED*] and Rates may vary from 2015 -- as outlined on Att V